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                AMENDMENT TO CONSULTING AGREEMENT
                AND SUPPLEMENTAL RETIREMENT PLAN



          THIS AMENDMENT, made and entered into as of the 13th day of August, 1992, between Marshall & Ilsley Corporation, a Wisconsin corporation (the "Company") and J.A. Puelicher (the "Executive").

                      W I T N E S S E T H:

          WHEREAS, the Executive Compensation Committee of the Board of Directors of Marshall & Ilsley Corporation adopted the following resolution at their meeting of August 13, 1992:

          "FURTHER RESOLVED, that the Consulting Agreement and Supplemental Retirement Plan dated as of October 1, 1986, between Mr. Puelicher and the Company (the "Consulting Agreement") be amended to provide that the Company, after the retirement of Mr. Puelicher, will pay an annual insurance premium of $112,470 to NML in connection with the Policy until the earlier of (i) Mr. Puelicher's death, (ii) nineteen years from the date of the Policy's issue, or (iii) such time as the Policy is paid up."

          NOW, THEREFORE, the parties hereby agree as follows:

          1. The following Paragraph 4D is added immediately following Paragraph 4C:

          "D. Payment of Insurance Premiums. During the period that the Executive is receiving Retirement Benefits pursuant to Paragraph 4A hereof, the Company shall pay to Northwestern Mutual Life Insurance Company in connection with Policy Number 12 236 596 (the "Policy") an annual insurance premium of $112,470 until the earlier of (i) Mr. Puelicher's death, (ii) nineteen years from the date of the Policy's issue, or (iii) such time as the policy is paid up."

          2.  Except as specifically amended above, the Consulting
Agreement is hereby ratified and confirmed and shall remain in full force and effect.

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           IN WITNESS WHEREOF, this Amendment has been executed by the parties as of the day, month and year first above written.


                              MARSHALL & ILSLEY CORPORATION


                              By:  /s/ Jack F. Kellner
                                  ____________________________________
                                  Jack F. Kellner, Chairman
                                  Compensation Committee,
                                  Board of Directors


                              Attest:  /s/ M.A. Hatfield
                                      ________________________________
                                      M.A. Hatfield, Secretary


                              EXECUTIVE


                               /s/ J.A. Puelicher
                              ________________________________________
                              J.A. Puelicher